Bioventus’ Acquisition of Misonix July 29, 2021 Exhibit 99.4

Transaction Details Transaction Terms In the transaction, Misonix stockholders may elect to receive either (i) 1.6839 shares of Bioventus class A common stock or (ii) $28.00 in cash, without interest, for each share of Misonix common stock they hold, subject to proration based on an aggregate maximum cash amount payable by Bioventus equal to $10.50 per share of Misonix common stock outstanding shortly prior to the completion of the transaction Misonix stockholders will receive aggregate consideration that values Misonix at approximately $518 million on a fully diluted basis (based on Bioventus’ 7-day volume-weighted average stock price (VWAP) of $16.6284 per share) as of July 27, 2021 Structure and Financing Misonix shareholders to own approximately 25% of Bioventus after the transaction Cash consideration to be financed through cash on hand and incremental debt facility Pro forma year-end 2021 net leverage for Bioventus of 3.6x at closing with a path to steady debt paydown Governance and Approvals Bioventus Board of Directors will be expanded to include 11 members, including two nominees from the Misonix Board: Stavros Vizirgianakis and Patrick Beyer Smith & Nephew, EW Healthcare Partners, Ampersand Capital, Stavros Vizirgianakis, SV Health Investors, and 1315 Capital have executed agreements to vote in favor of the transaction Timing Expected closing in late 2021, subject to regulatory and shareholder approvals and other customary closing conditions bioventus®
Innovations For Active Healing

Bioventus At a Glance

- Bioventus offers clinically differentiated, cost efficient, and minimally invasive treatments that engage and enhance the body's natural healing process
  - **#2 in HA**[(1)] in the U.S. with the only complete portfolio of single, three and five injection products
  - **Technology leader in Peripheral Nerve Stimulation (PNS)** to treat post surgical pain within high-growth neuromodulation segment
  - **Fastest growing player in the Bone Graft Substitutes (BGS)** used primarily in spine surgery
  - **#1 Bone Healing Treatment**[(2)] for treatment of long bone fractures
  - **#1 in Advanced Rehabilitation**[(3)] electrical stimulation devices used to restore gait and extremity utilization
- **$13B global segment opportunity** with compelling industry dynamics and multiple growth drivers bioventus

Key Investment Highlights

1. Broad customer reach and market access
2. Differentiated, segment leading products across three verticals
3. Substantial body of peer reviewed clinical evidence
4. Robust free cash flow conversion
5. Experienced management team with a track record of value creation

Notes: (1) Hyaluronic Acid "HA". Per SmartTRAK Business Intelligence
(2) Wu N, Lee Y, Segina D, Murray H, Wilcox T, Boulanger L. Economic burden of illness among US patients experiencing fracture nonunion. Orthop Res Rev. 2013;5:21-33 Segina D, Murray H, Wilcox T, Boulanger L. Economic burden of illness among US patients experiencing fracture nonunion. Orthop Res Rev. 2013;5:21-33
(3) Per McKinsey study completed during Bioness acquisition.

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Misonix extends Bioventus’ leadership across key franchises and expands the breadth and depth of offerings Ultrasonic medical devices for the precise removal of hard and soft tissue Differentiated spine surgical / wound platform driving sustainable double-digit revenue growth within a $2B TAM Recurring revenue model with multiple call points across spine surgical and lower extremity Rapidly expanding EBITDA margins 165+ dedicated salespeople General Surgery Wound Neuro Deformity CMF/OMF Decompression

bioventus®
Innovations For Active Healing

MISONIX®

	Surgical ~$40M FY21 Revenue		Wound ~$34M FY21 Revenue	
	Bone Resection	**Tumor Aspiration**	**Wound Debridement**	**Skin Substitutes**
Product	nexus drive unit shared across all handheld products bonescalpel® 	sonastar® 	sonicone® 	theraskin™ therion™ theragenesis® 
Description	• Differentiated technology that allows for extremely precise cuts to reduce operating time and bleeding • Provides tactile feedback to surgeon to prevent patient injury • Growth opportunity in minimally invasive surgeries and soft tissue resection	• Precise tissue removal for complex procedures • Integrated aspiration / irrigation • Wireless footpad for power control • RF capabilities for general surgery applications	• Necrotic tissue and biofilm is effectively removed from the wound bed leaving healthy tissue undamaged • Provides ideal wound bed preparation for skin substitutes	• Comprehensive range of regenerative wound care products, including human skin allografts, chorioamniotic allografts, and porcine + synthetic xenografts
TAM	**~$600M**	**~$250M**	**~$250M**	**~$700M**
Primary Call Point	**Spine & Neurosurgeon** bioventus ✓	**Neurosurgeon & General Surgeon** bioventus ✓	**Foot & Ankle Surgeon** bioventus ✓	**Foot & Ankle Surgeon** bioventus ✓

Notes: Misonix fiscal year end is June 30th

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Platform technology that enables additional organic and inorganic expansion opportunities Highly complementary product offerings leveraging combined sales infrastructure to drive revenue acceleration Accelerates top-line growth with strong financial returns Expected annualized cost synergies of $20M by end of 2023 Expected ~$500M Pro forma ’21 Rev. Expected Double-Digit Revenue Growth ~$15B TAM +

bioventus® Innovations For Active Healing

The "New" Bioventus

	Pain Treatments	Restorative Therapies	Surgical Solutions
Products	DUROLANE (hyaluronic acid, stabilized single injection); GELSYN-3 (3 injection hyaluronic acid treatment); SUPARTZ FX (sodium hyaluronate); motys; Bioness LiveOn: TalisMann, StimRouter 	exogen (ultrasound bone healing system) ; Bioness LiveOn: L300 GO, H200 Wireless, BITS, Vector ; MISONIX: sonicone, theraskin, therion, theragenesis — Wound 	osteoamp; signafuse; interface; cellxtract; MISONIX: bonescalpel, sonastar — Surgical 
Expected Pro Forma '21 BVS Rev.	**~$215M**	**~$170M**	**~$115M**
TAM	*$2B Global HA* *$6B Global PNS* **~$8B**	*$350M Global Bone Healing* *$1.75B Global Rehabilitation* *$1B Wound Care* **~$3B**	*$2.7B US Orthobiologics* *$600M Bone Resection* *$250M Tumor Aspiration* **~$3.6B**

Call Point Synergies: Sports Medicine, Total Reconstruction ⇐ General Orthopedic Surgeon ⇒ Foot & Ankle, Trauma, Hand ⇐ Foot & Ankle ⇒ Spine, Neurosurgeon, General Surgeon

[ ] Crossover Call Points

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A Significant Synergy Opportunity Bioventus expects $20M expected annualized cost synergies by end of 2023 Bioventus expects significant potential revenue synergies Cost Synergies Growth Acceleration Improved scale of the combined organization Leverage across sales, marketing and market access platform Operations rationalization and improvement Comprehensive coverage of entire wound care continuum, including physicians’ offices, ASCs, wound clinics, and hospitals BoneScalpel and BGS are hardware-agnostic, enabling pull-through with surgeon and hospital customers for both products Opportunity to expand Misonix’s geographic access

Compelling Shareholder Value Creation Transformational Scale and Robust Growth Approximately $500M of forecasted pro forma 2021 revenues expected by Bioventus to grow double-digits Enhanced sales force leverage in both spine surgical and wound care Significant Synergy Potential Bioventus expects annualized cost synergies of $20M by end of 2023 Potential for significant revenue synergies through expanded commercial reach and highly complementary product offerings and call points Compelling Financial Returns Significantly enhances long-term revenue growth Accretive to Bioventus’ adjusted EBITDA in the first full year after completion and accretive to adjusted EBITDA margin by the second full year after completion Expected ROIC in line with or above Bioventus’ WACC by Year 5 Attractive Capital Deployment Pro forma year-end 2021 net leverage of Bioventus’ 3.6x at closing with path to steady debt paydown Combined offerings and commercial reach create platform for additional value creation and capital deployment

Additional Information In connection with the proposed transaction, Bioventus and Misonix plan to file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to their respective stockholders a joint proxy statement/prospectus and other relevant documents in connection with the proposed transaction. Before making a voting decision, Bioventus’ and Misonix’s stockholders are urged to read the joint proxy statement/prospectus and any other documents filed by each of Bioventus and Misonix with the SEC in connection with the proposed transaction or incorporated by reference therein carefully and in their entirety when they become available because they will contain important information about Bioventus, Misonix and the proposed transactions. Investors and stockholders may obtain a free copy of these materials (when they are available) and other documents filed by Bioventus and Misonix with the SEC at the SEC’s website at www.sec.gov, at Bioventus’ website at www.bioventus.com, at Misonix’s website at www.misonix.com or by sending a written request to Bioventus at 4721 Emperor Boulevard, Suite 100 Durham, North Carolina 27703, Attention: Investor Relations or by telephone at (919) 474-6700. The documents filed by Misonix with the SEC may be obtained free of charge at Misonix’s website at www.misonix.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Misonix by requesting them by mail at Misonix, Inc., 1938 New Highway, Farmingdale, New York 11735, Attention: Investor Relations, or by telephone at (631) 694-9555. Participants in the Solicitation This document does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities. There will be no sale or purchase of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Bioventus and Misonix and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from their respective stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Bioventus’ and Misonix’s stockholders, respectively, in connection with the proposed transaction will be set forth in joint proxy statement/prospectus if and when it is filed with the SEC by Bioventus and Misonix. Security holders may obtain information regarding the names, affiliations and interests of Bioventus’ directors and officers in Bioventus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 26, 2021. Security holders may obtain information regarding the names, affiliations and interests of Misonix’s directors and officers in Misonix’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020, which was filed with the SEC on September 3, 2020 and its definitive proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on May 14, 2021. To the extent the holdings of Bioventus securities by Bioventus’ directors and executive officers or the holdings of Misonix’s securities by Misonix’s directors and executive officers have changed since the amounts set forth in Bioventus’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 or Misonix’s proxy statement for its 2021 annual meeting of stockholders, respectively, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed transaction will be set forth in the joint proxy statement/prospectus when and if it is filed with the SEC in connection with the proposed transaction, at Bioventus’ website at www.bioventus.com and at Misonix’s website at www.misonix.com. Forward-Looking Statements Certain statements contained in this presentation may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the transaction and the ability to consummate the mergers. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and Bioventus undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) Bioventus and Misonix may be unable to obtain their respective requisite stockholder approvals as required for the proposed transaction; (2) conditions to the closing of the transaction may not be satisfied; (3) the transaction may involve unexpected costs, liabilities or delays; (4) the respective businesses of Bioventus and Misonix may suffer as a result of uncertainty surrounding the transaction; (5) the outcome of any legal proceedings related to the transaction; (6) Bioventus and Misonix may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (8) the effect of the announcement of the transaction on the ability of Bioventus or Misonix to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Bioventus or Misonix does business, or on Bioventus’ or Misonix’s operating results and business generally; and (9) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. Additional factors that may affect the future results of Bioventus and Misonix are set forth in their respective filings with the SEC, including each of Bioventus’ and Misonix’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov, specifically under the heading “Risk Factors.” The risks and uncertainties described above and in Bioventus’ most recent Quarterly Report on Form 10-Q and Misonix’s most recent Quarterly Report on Form 10-Q are not exclusive and further information concerning Bioventus and Misonix and their respective businesses, including factors that potentially could materially affect their respective businesses, financial condition or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Readers should also carefully review the risk factors described in other documents that Bioventus and Misonix file from time to time with the SEC. The forward-looking statements in these materials speak only as of the date of these materials. Except as required by law, Bioventus and Misonix assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future. Disclaimer